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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) February 3, 2005
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                           REGENCY CENTERS CORPORATION
             (Exact name of registrant as specified in its charter)


           Florida                    001-12298                 59-3191743
           -------                    ---------                 ----------
(State or other jurisdiction         Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


   121 West Forsyth Street, Suite 200                            32202
                                                                 -----
         Jacksonville, Florida
(Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number including area code: (904) 598-7000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7.01         Regulation FD Disclosure
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There has been recent publicity regarding the CalPERS/ First Washington portfolio. Regency obviously has looked at and has an interest in the portfolio. It is our understanding that other private and public buyers are also actively pursuing the purchase. As far as we know, First Washington/ CalPERS has not made a final decision. We do not intend to comment or respond to questions regarding the portfolio until, if and when, an announcement is made that First Washington has, in fact, agreed to sell the portfolio and who the buyer is.







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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REGENCY CENTERS CORPORATION
                                        (registrant)



February 3, 2005                        By:     /s/ J. Christian Leavitt
                                           -------------------------------------
                                            J. Christian Leavitt, Senior Vice
                                            President and Chief Accounting
                                            Officer









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